                                            FINANCIAL CONTACT:  David R. Sonksen
                            Executive Vice President and Chief Financial Officer
                                                             Tel: (949) 221-7101

                                                EDITORIAL CONTACT:  Cliff Silver
                                               Manager, Corporate Communications
                                                             Tel: (949) 221-7112

                Microsemi Reports Improved Sales and Profits Over
                                 Prior Quarter

     o   Second Quarter Results beat Consensus Estimates
     o   Revenues Increase 5% over First Quarter
     o   Positive Book-to-Bill Ratio of 1.06 for Second Quarter

Irvine, CA - (BusinessWire) - April 24, 2003 - Microsemi Corporation (Nasdaq:
MSCC) today reported results for its fiscal 2003 second quarter.

Net sales for the quarter ended March 30, 2003 were $48.2 million, down 12% compared to net sales of $55.0 million in the second quarter of 2002, but up 5% from net sales of $45.9 million in the first quarter. Second quarter pro forma net income was $0.8 million, or $0.03 per share diluted, down 69% compared to $2.6 million, or $0.09 per share diluted, in the second quarter of last year but up 385% from the $0.2 million, or $0.01 per share diluted, in our first quarter of fiscal year 2003. Pro forma earnings are explained in the attached tables.

James J. Peterson, President and CEO, stated that, "we are very pleased with our second quarter results which reflect a 5% sequential quarter over quarter increase in sales and a $0.02 sequential increase in pro forma earnings per share diluted."

Revenues for the first six months of fiscal 2003 were $94.1 million compared to the first six months of last fiscal year of $112.0 million. Pro forma net income for the first six months of fiscal year 2003 totaled $1.0 million, or $0.03 per share diluted, compared to $7.6 million, or $0.25 per share diluted, in the first half of fiscal year 2002.

The book-to-bill ratio for the quarter was 1.06.

Our earnings as calculated under Generally Accepted Accounting Principles for the second quarter were $2.1 million, or $0.07 per share diluted, compared to losses of $2.6 million, or $0.09 per share diluted in the second quarter of last year and $1.6 million, or $0.06 per share diluted in our first quarter of fiscal year 2003. Our earnings as calculated under Generally Accepted Accounting Principles for the first six months of fiscal year 2003 were $0.5 million, or $0.02 per share diluted, compared to $1.6 million, or $0.06 per share diluted in the first six months of last year.

Business Outlook

The book-to-bill ratio for the first two quarters has seen positive change. Based upon this and other factors, the sales outlook for the third quarter is expected to be up 2 to 4 percent over the second quarter. Pro forma earnings per share diluted for the third quarter are expected to be between $0.03 and $0.05. Non pro forma (or GAAP) based earnings are expected to be $0.02 to $0.04 per share diluted reflecting the $0.3 million after tax charge for amortization of acquisition-related intangible costs. The gross margin percentage for the third quarter is expected to increase 20 to 50 basis points over the second quarter.

About Microsemi

Microsemi is a leading designer, manufacturer and marketer of analog, mixed-signal and discrete semiconductors. The company's semiconductors manage and control or regulate power, protect against transient voltage spikes and transmit, receive and amplify signals.

Microsemi's products include individual components as well as complete circuit solutions that enhance customer designs by improving reliability, battery optimization, reducing size or protecting circuits. Markets the company serves include mobile connectivity, computer/peripherals, telecom/datacom, medical, industrial, automotive, digital media, space/satellite and military.

More information may be obtained by contacting the company directly or by visiting its web site at http://www.microsemi.com.

Please read the following factors that can materially affect Microsemi's future results.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Any statements set forth in the news release that are not entirely historical and factual in nature are forward-looking statements. For instance, all statements of belief and expectations are forward-looking statements. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Potential risks and uncertainties include, but are not limited to, such factors as the difficulties regarding the making of estimates and projections, the hiring and retention of qualified technical personnel in a competitive labor market, acquiring and integrating new operations or assets, closing or disposing of operations or assets, rapidly changing technology and product obsolescence, the potential inability to realize cost savings or productivity gains and to improve capacity utilization, potential cost increases, weakness or competitive pricing environment of the marketplace, uncertain demand for and acceptance of the company's products, results of in-process or planned development or marketing and promotional campaigns, changes in demand for products, difficulties foreseeing future demand, effects of limited visibility of future sales, potential non-realization of expected orders or non-realization of backlog, unexpected business and economic conditions or adverse changes in current or expected industry conditions, business disruptions, future effects of the tragic events of September 11, variations in customer order preferences, fluctuations in market prices of the company's common stock and potential unavailability of additional capital on favorable terms, difficulties in implementing company strategies, dealing with environmental matters or litigation, difficulties in determining and maintaining adequate insurance coverage, difficulties protecting patents and other proprietary rights, and inventory obsolescence. In addition to these factors and any other factors mentioned elsewhere in this news release, the reader should refer as well to the factors, uncertainties or risks identified in the company's most recent Form 10-K filed on December 19, 2002, and the Form 10-Q filed on February 12, 2003, filed by Microsemi with the Securities and Exchange Commission. Additional risk factors may be identified from time to time in Microsemi's future filings. Microsemi does not undertake to supplement or correct any information in this release that is or becomes incorrect.

Investor Inquiries: David R. Sonksen, Microsemi Corporation, Irvine, CA (949) 221-7101.


                            (Financial Tables Follow)






                                   - (more) -

                              MICROSEMI CORPORATION

                    Pro Forma Consolidated Income Statements
                    (In thousands, except per share amounts)

                                                    Quarter ended                    Six months ended
                                             -----------------------------     -----------------------------

                                               March 31,        March 30,        March 31,        March 30,
                                                    2002             2003             2002             2003
NET SALES                                    $    54,969      $    48,217      $   111,987      $    94,086

Cost of sales                                     35,035           32,981           70,234           64,560
                                             ------------     ------------     ------------     ------------
GROSS MARGIN

                                                  19,934           15,236           41,753           29,526

Operating expenses:

  Selling, general and administrative             10,088            9,091           19,207           18,108

  Research and development                         5,793            4,825           10,947            9,788
                                             ------------     ------------     ------------     ------------


  Total operating expenses                        15,881           13,916           30,154           27,896
                                             ------------     ------------     ------------     ------------


OPERATING INCOME                                   4,053            1,320           11,599            1,630


Interest and other expense, net                    (220)            (105)            (314)            (165)
                                             ------------     ------------     ------------     ------------


INCOME BEFORE INCOME TAXES                         3,833            1,215           11,285            1,465

Provision for income taxes                         1,265              401            3,724              483
                                             ------------     ------------     ------------     ------------


PRO FORMA NET INCOME                         $     2,568      $       814      $     7,561      $       982
                                             ============     ============     ============     ============

Pro Forma Earnings per share:

  Basic                                      $      0.09      $      0.03      $      0.27      $      0.03

  Diluted                                    $      0.09      $      0.03      $      0.25      $      0.03

Common and common equivalent shares outstanding:

  Basic                                           28,607           28,934            28,469            28,920

  Diluted                                         29,855           29,340            29,987            29,244


                                    - more -

                              MICROSEMI CORPORATION
            Schedule Reconciling Pro Forma Earnings to GAAP Earnings
                    (in thousands, except per share amounts)

The pro forma amounts have been adjusted to exclude the following items:

                                                             Quarter ended                          Six months ended
                                                   -----------------------------------      ----------------------------------
                                                       March 31,            March 30,           March 31,           March 30,
                                                            2002                 2003                2002                2003
Amortization of goodwill, in fiscal year
  2002, and other intangible assets                $       (844)      $         (390)      $      (1,936)      $        (713)
Restructuring charges:

   Inventory write-off                                   (1,580)                    -             (1,580)               (200)

   Workforce reduction                                   (2,047)                    -             (2,047)               (686)

   Facility and asset abandonment                        (1,688)                    -             (1,688)               (477)

Excess manufacturing cost                                      -                    -                   -               (584)

Reorganization charges                                         -                (509)                   -               (509)

 Assets impairment                                       (1,607)                    -             (1,607)                   -

 Gain on sales of assets, net                                  -                2,821                   -               2,393
                                                   --------------     ----------------     ---------------     ---------------
                                                         (7,766)                1,922             (8,858)               (776)


 Income tax effect                                         2,563                  634               2,923               (256)
                                                   --------------     ----------------     ---------------     ---------------

Net effect of pro forma
  adjustments on net income                        $     (5,203)      $         1,288      $      (5,935)      $        (520)
                                                   ==============     ================     ===============     ===============
Adjustments on (Loss) Earnings per
  share:

   Basic                                           $      (0.18)      $          0.04      $       (0.21)      $       (0.01)
   Diluted                                         $      (0.18)      $          0.04      $       (0.21)      $       (0.01)
Common and common equivalent shares outstanding:

   Basic                                                  28,607               28,934              28,469              28,920
   Diluted                                                28,607               29,340              28,469              28,920

Microsemi provides unaudited pro forma results as additional information for its operating results. These measures are not in accordance with, or an alternative for, generally accepted accounting principles (GAAP) and may be different from pro forma measures used by other companies.



                                    - more -

                              MICROSEMI CORPORATION

                    Unaudited Consolidated Income Statements
                    (In thousands, except per share amounts)

                                                         Quarter ended                            Six months ended
                                              --------------------------------------    ---------------------------------
                                                    March 31,             March 30,         March 31,          March 30,
                                                         2002                  2003              2002               2003
NET SALES                                     $        54,969     $          48,217      $    111,987      $      94,086

Cost of sales                                          36,615                33,490            71,814             66,330
                                              ----------------    ------------------     -------------     --------------


GROSS MARGIN                                           18,354                14,727            40,173             27,756

Operating expenses:

Selling, general and administrative                    10,088                 9,091            19,207             18,108
Research and development                                5,793                 4,825            10,947              9,788
Amortization of goodwill, in 2002,
  and other intangible assets                             844                   390             1,936                713
Restructuring charges                                   3,735                     -             3,735                686
Gain on sales of assets, net                                -               (2,821)                 -            (2,393)
Asset impairment                                        1,607                     -             1,607                  -
                                              ----------------    ------------------     -------------     --------------


  Total operating expenses                             22,067                11,485            37,432             26,902
                                              ----------------    ------------------     -------------     --------------


OPERATING INCOME (LOSS)                               (3,713)                 3,242             2,741                854


Interest and other expense, net                         (220)                 (105)             (314)              (165)
                                              ----------------    ------------------     -------------     --------------

INCOME (LOSS) BEFORE

   INCOME TAXES                                       (3,933)                 3,137             2,427                689

Provision (Benefit) for income

   taxes                                              (1,298)                 1,035               801                227
                                              ----------------    ------------------     -------------     --------------


NET INCOME (LOSS)                             $       (2,635)     $           2,102      $      1,626      $         462
                                              ================    ==================     =============     ==============

Earnings (Loss) per share:

  Basic                                       $        (0.09)     $            0.07      $       0.06      $        0.02

  Diluted                                     $        (0.09)     $            0.07      $       0.06      $        0.02

Common and common equivalent shares outstanding:

  Basic                                             28,607                   28,934            28,469             28,920
  Diluted                                           28,607                   29,340            29,987             29,123

                                    - more -

                              MICROSEMI CORPORATION

                 Condensed Unaudited Consolidated Balance Sheets
                                 (in thousands)

                                                         September 29, 2002            March 30, 2003
                                                         ------------------            --------------
ASSETS

  Current Assets:
    Cash and cash equivalents                                  $     23,060           $        22,583

    Accounts receivable, net                                         32,435                    28,887

    Inventories                                                      52,040                    50,407

    Other current assets                                              6,434                     6,182
                                                               -------------          ----------------
   Total current assets                                                                       108,059
                                                                    113,969



  Property and equipment, net                                        65,608                    62,553

  Other assets                                                       37,191                    39,146
                                                               -------------          ----------------


TOTAL ASSETS                                                   $    216,768           $       209,758
                                                               =============          ================

LIABILITIES AND STOCKHOLDERS' EQUITY


  Current liabilities                                          $     29,922           $        24,993

  Long-term debt                                                      4,356                       494

  Other long-term liabilities                                         4,044                     3,993

  Stockholders' equity                                              178,446                   180,278
                                                               -------------          ----------------


TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY                                           $     216,768          $        209,758
                                                               =============          ================